UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

SunEdison Semiconductor Limited
(Exact Name of Registrant as Specified in its Charter)

Singapore (State or other jurisdiction of incorporation or organization)	001-36460 (Commission File Number)	N/A (I.R.S. Employer Identification Number)

11 Lorong 3 Toa Payoh, Singapore (Address of principal executive offices)	319579 (Zip Code)

(65) 6681-9300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On February 18, 2016, SunEdison Semiconductor Limited (the “Company”) issued a press release announcing, among other things, that its Board of Directors has authorized a process to explore a range of strategic alternatives following the receipt of unsolicited preliminary indications of interest in the Company.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated February 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON SEMICONDUCTOR LIMITED
Date:	February 18, 2016	By:	/s/ Jeffrey L. Hall
Name: Jeffrey L. Hall Title: Executive Vice President Finance & Administration and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 18, 2016